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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 7, 2005

                                   ATARI, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338

                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Effective as of November 8, 2005, Atari, Inc., a Delaware corporation ("Atari"), entered into a stock option agreement with each of Ronald C. Bernard and Michael G. Corrigan, pursuant to which Atari granted each of Ronald C. Bernard and Michael G. Corrigan nonstatutory stock options to purchase shares of Atari Common Stock in connection with their election as non-employee members of Atari's Board of Directors (discussed in Item 5.02 below). These options were granted pursuant to Atari's 2005 Stock Incentive Plan under the following terms:
25,000 nonstatutory stock options with an exercise price equal to the fair market value on the grant date, or $1.38, ten-year duration and vesting in four equal annual installments commencing one year after the date of grant.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

      On November 8, 2005, Atari received a letter from The NASDAQ Stock Market stating that based on information provided by Atari, NASDAQ determined that Atari complies with the audit committee composition requirements contained in Marketplace Rule 4350 (the "Rule").

      As previously disclosed, the Audit Committee of Atari did not comply with the audit committee composition requirements contained in the Rule because it consisted of only two independent directors, James Ackerly and David Ward, neither of whom qualified as a "financial expert" under applicable Securities and Exchange Commission and NASDAQ rules. Pursuant to a letter dated August 17, 2005, NASDAQ approved Atari's plan of compliance and required that on or before November 15, 2005, Atari submit to NASDAQ documentation evidencing compliance with the Rule. As a result of the election of new directors to the Atari Board of Directors and Audit Committee (as described in Item 5.02 below), effective November 7, 2005, Atari's Audit Committee was compliant with the Rule and on November 7, 2005 Atari submitted documentation to NASDAQ evidencing its compliance. On November 8, 2005, Atari received a letter from NASDAQ confirming that Atari complied with the Rule and stating that the matter was closed.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      (d) Effective November 7, 2005, Ronald C. Bernard, Evence-Charles Coppee, and Michael G. Corrigan were elected to Atari's Board of Directors. Messrs. Bernard and Corrigan, each an "independent" director and a "financial expert," were also appointed to the Audit Committee of the Board.

      In connection with the appointment of Messrs. Bernard and Corrigan, we reconstituted the Audit Committee, such that it currently consists of three members, Mr. Bernard, Mr. Corrigan and Mr. Ackerly, with Mr. Bernard serving as the chairperson. Mr. Ward will no longer serve on the Audit Committee but remains a member of Atari's Board of Directors. The NASDAQ Marketplace Rules require that, with a minor exception, all transactions with related parties be approved by a company's audit committee or another committee consisting entirely of independent directors. As the Audit Committee now consists of three independent directors that have no relationship with any of our affiliated entities, the Audit Committee will again review and approve all related party transactions and the Transaction Review Committee of the Board has been disbanded.

      Mr. Bernard, age 62, is a 25-year veteran of Fortune 500 companies across several diverse, consumer-driven, entertainment industries. From 2004 to the present, Mr. Bernard has served as the President of LWB Media Consulting, where he provides advisory services to private equity funds



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seeking to invest in companies in the entertainment industry.  From 2000 to
2003, he served as Chief Executive Officer of Sekani, Inc., a provider of
advanced media asset management services to businesses around the world.   Mr.
Bernard served as President of NFL Enterprises, overseeing new media, satellite programming, NFL Films and NFL International, from 1993 to 2000. Prior to that, Mr. Bernard served as the President of Viacom Network Enterprises and as the Executive Vice President, Finance and Administration of Showtime Networks Inc. Mr. Bernard started his career as a Senior Accountant with Peat, Marwick Mitchell & Co. Mr. Bernard holds a Masters in Business Administration from Columbia University and is a Certified Public Accountant.

      Mr. Corrigan, age 48, is Co-founder and Principal of Shelbourne Capital Partners, a financial advisory and merchant banking firm that was founded in 1999 and that focuses on media, entertainment and early stage software companies. Previously, he served as Senior Executive Vice President and Chief Financial Officer of Metro-Goldwyn-Mayer, Inc. responsible for all financial, administrative and operational support functions. From 1978 to 1998, Mr. Corrigan was an accountant with Price Waterhouse, most recently serving as a Managing Partner in the Entertainment, Media and Communications Group. Mr. Corrigan is a Certified Public Accountant.

      Evence-Charles Coppee, age 52, is the Deputy Chief Operating Officer of Infogrames Entertainment S.A., Atari's majority stockholder, overseeing the operations of IESA's corporate management, including its finance, treasury, legal and human resources divisions. From 1996 to 2005, he served as Executive Vice President and joint Managing Director of the daily "Liberation". From 1987 to 1996 Mr. Coppee held various positions with the French conglomerate Chargeurs (and Pathe). Prior to that, Mr. Coppee was a Manager with the Boston Consulting Group.

      There is no pre-existing arrangement or understanding which required that any of Messrs. Bernard, Coppee, or Corrigan be selected as a director of Atari. Neither of Messrs. Bernard or Corrigan is related to any other director/executive officer of Atari nor do they have relationships or transactions with Atari outside the context of their directorships. Mr. Coppee is not related to any other director/executive officer of Atari. As described above, Mr. Coppee serves as the Deputy Chief Operating Officer of IESA and as a member of IESA's Board of Directors.

ITEM 7.01.  REGULATION FD DISCLOSURE.

      On November 8, 2005, Atari issued a press release announcing the election of Messrs. Bernard, Coppee and Corrigan to the Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits. The following exhibit is furnished as part of this report:


            Exhibit 99.1      Atari, Inc. Press Release, dated November 8, 2005.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATARI, INC.

                                          By:   /s/ Diane Price Baker
                                                ------------------------------
                                                Diane Price Baker
                                                  Executive Vice President and
                                                  Chief Financial Officer

Date:  November 8, 2005




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                                  EXHIBIT INDEX

NUMBER          DESCRIPTION
------          -----------
99.1            Atari, Inc. Press Release, dated November 8, 2005.




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